UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2015

TRI Pointe Homes, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35796	27-3201111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19540 Jamboree Road, Suite 300, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 478-8600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Approval of 2015 Executive Officer Compensation

The Compensation Committee of the Board of Directors of TRI Pointe Homes, Inc. (the “Company”) approved cash performance awards and awards of performance-based restricted stock units (“RSUs”) to the Company’s Chief Executive Officer, President and Chief Financial Officer.

The cash performance awards were made pursuant to the Company’s 2013 Long-Term Incentive Plan, with a performance period of January 1, 2015 to December 31, 2015. The payout amounts, if any, will be based on the Company’s achievement of specified earnings per share amounts and will be calculated based on percentages of each officer’s target, which is equal to 110% of that officer’s base salary.

The Compensation Committee awarded 411,804, 384,351, and 274,536 performance-based RSUs to the Company’s Chief Executive Officer, President and Chief Financial Officer, respectively, with 1/3 of these RSU amounts being allocated to each of the three separate performance goals, and vesting, if at all, in each case based on the percentage of attainment of the applicable goal. The Company’s total shareholder return will be compared to a group of similarly-sized homebuilders. The performance periods for the RSUs with vesting based on total shareholder return and earnings per share are January 1, 2015 to December 31, 2017. The performance period for the RSUs with vesting based on stock price is January 1, 2016 to December 31, 2017. These performance-based RSU awards were granted pursuant to the Company’s 2013 Long-Term Incentive Plan.

The foregoing is a brief summary of the terms of those performance-based awards, and is qualified in its entirety by reference to the forms of award agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated by reference into this Item 5.02.

The Compensation Committee approved increases in the base salaries of the Chief Executive Officer, President and Chief Financial Officer of $100,000, $100,000, and $50,000, respectively.

These changes in target total annual compensation are summarized in the table below.

Executive	Annualized Base Salary	Target Annual Incentive	Performance- Based RSUs(1)
Douglas F. Bauer (CEO)	$600,000	$660,000	411,804
Thomas J. Mitchell (President)	$575,000	$633,000	384,351
Michael D. Grubbs (CFO)	$500,000	$550,000	274,536

(1)	The number of performance restricted stock units awarded is based on the closing price of the Company’s common stock on March 9, 2015, the date of grant.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed herewith:

10.1	Form of Performance-Based Cash Award Agreement

10.2	Form of Performance-Based Restricted Stock Unit Award Agreement (total shareholder return)

10.3	Form of Performance-Based Restricted Stock Unit Award Agreement (earnings per share)

10.4	Form of Performance-Based Restricted Stock Unit Award Agreement (stock price)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2015

TRI Pointe Homes, Inc.

By	/s/ Bradley W. Blank
Bradley W. Blank Vice President, General Counsel and Secretary

Exhibit Index

10.1	Form of Performance-Based Cash Award Agreement

10.2	Form of Performance-Based Restricted Stock Unit Award Agreement (total shareholder return)

10.3	Form of Performance-Based Restricted Stock Unit Award Agreement (earnings per share)

10.4	Form of Performance-Based Restricted Stock Unit Award Agreement (stock price)